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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 28, 1995    .
                                                 --------------------


                              VLSI TECHNOLOGY, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                 0-11879                  94-2597282
- --------------------------------------------------------------------------------
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)          Identification No.)


                 1109 McKay Drive, San Jose, California    95131
          ------------------------------------------------------------
                (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (408) 434-3000
                                                           --------------


                                 Not applicable.
               --------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On August 28, 1995, United States District Court for the North District of Texas, Dallas Division (the "District Court") issued a Memorandum Opinion and Order in a lawsuit brought against VLSI Technology, Inc. (the "Registrant") and certain other defendants, granting the defendants' Motion for Judgment as a Matter of Law ("JMOL") finding that the Registrant and the other defendants had not infringed certain patents (the "TI Patents") held by plaintiff Texas Instruments Incorporated, and overturning a prior jury verdict in favor of the plaintiff. The District Court also conditionally granted defendants' motion for a new trial in the event the District Court's JMOL is overturned on appeal.

     The District Court rejected defendants' contention that the TI Patents are invalid. The District Court further denied defendants' Motion for Reformation of Damages Award based on a laches defense, and also denied defendants' Motion for Relief pursuant to the Grandfather Clause of the Process Patents Amendments Act of 1988.

     On August 28, 1995, the Registrant issued a press release with respect to the District Court's decision, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     (c)  EXHIBITS.

          99.1 Press Release dated August 28, 1995.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VLSI TECHNOLOGY, INC.



                         /s/ Balakrishnan S. Iyer
                         -----------------------------------------------------
                         Balakrishnan S. Iyer, Vice President and Controller

                         Date:  August 29, 1995

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                              VLSI TECHNOLOGY, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release dated August 28, 1995.

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